VOYA SERIES FUND, INC.

Voya Money Market Fund

(“Fund”)

Supplement dated March 20, 2015

to the Fund’s Statement of Additional Information (“SAI”)

dated July 31, 2014

On March 12, 2015, the Board of Directors (“Board”) approved revisions to the Fund’s non-fundamental investment restrictions to allow the Fund to invest more than 25% of its total assets in securities on obligations of foreign issuers.

1.	Effective immediately paragraph No. 1 in the sub-section “Fundamental and Non-Fundamental Investment Restrictions – Non-Fundamental Investment Policies” is hereby deleted in its entirety.

2.	The following paragraphs are inserted after the second paragraph of the sub-section entitled “Fundamental and Non-Fundamental Investment Restrictions – Non-Fundamental Investment Policies”

The Fund may:

1.	only purchase foreign securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof) that are U.S. Dollar-denominated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE